SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Small Cap Index VIP
The following is added to the disclosure relating to the fund under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective October 1, 2021, DWS Small Cap Index VIP pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.28% on the fund’s average daily net assets. Prior to October 1, 2021, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.350% of the fund’s average daily net assets.

Effective October 1, 2021, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Small Cap Index VIP	0.28%
Please Retain This Supplement for Future Reference
September 27, 2021
SAISTKR21-24